UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of
                               1934


Date of report (Date of earliest event reported) February 15, 2002
                          --------------

                   THE BERKSHIRE COLLECTION INC.
          (Name of Small Business issuer in its charter)


 DELAWARE                             0-32443                  98-0219211
(State or other jurisdiction of     (Commission File No.)    (IRS Employer
incorporation or organization)                            Identification No.)

     3266 Yonge Street, Suite 1208, Toronto, ON M4N 3P6 Canada
             (Address of principal executive offices)

                          (416) 962-4508
                 (Registrant's telephone number)



Item 2.  Acquisition or Disposition of Assets.

     On February 15, 2002 the registrant, THE BERKSHIRE COLLECTION INC. completed an Agreement and Plan of Merger with SECURITYPLUS, INC. a Delaware corporation. As a result of this merger the registrant will acquire a significant amount of new assets including proprietary rights to various hi-tech innovations. The essential terms of the Share Exchange are:
     a. The registrant will be the surviving corporation and will change its name to SECURITYPLUS, INC.;
b. The target shareholders (of SecurityPlus, Inc.) will exchange 100% of issued and outstanding shares of SecurityPlus, Inc. for 3, 750,000 shares of the registrant, on a pro rata basis;
c. The shareholders of SecuritPlus, Inc. will, after the completion of the transaction, control 46.59% of the voting rights of the registrant;
d. The Shareholders of both the registrant and the target voted in favor of the merger; and
e.   A new board of directors of the issuer was elected.

        Copies of all merger documents are attached to this Form 8-K as Exhibit 2.1, appended to this Form.


ITEM 5. Other Events

     On February 12, 2002 the Company's Board of Directors passed a resolution forward splitting the issued and outstanding shares of stock on a 5 - 1 basis. Shares issued and outstanding after the aforementioned forward split - 4,255,000.


Business of the Registrant:

     At the time of the Agreement to merge the registrant had concluded that it was advisable not to proceed with the business plan that it had developed previously. The economic downturn combined with the general disfavor with which most "dot com" companies are held led to this conclusion.


Item 7.  Financial Statements

     The financial statements of SecurityPlus, Inc, a Delaware corporation, will be included in a subsequently filed amendment to this form 8-K.


                         Index to Exhibits

Exhibit 2.1  "Agreement and Plan of Merger" .................Pages 4
Exhibit 2.2   "Plan of Merger"...................... Page 12
Exhibit 2.3   Consent Resolutions ...... ............... Page 14

Exhibit 3.1   Corporate Resolutions ....................Page  20

Exhibit 3.2   Articles of  Merger ......................Page  22


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SECURITYPLUS, INC.
Date   February 15, 2002
                                   By: /S/ Howard Klein
                                        Howard Klein, President
                                        and Director

                                   By: /S/ Sandy Winick
                                                  Sandy Winick,
                                          Secretary and Director







                            EXHIBIT 2.1




                   AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER, dated as of February 15, 2002 between
THE BERKSHIRE COLLECTION INC., a Delaware corporation ("Berkshire
"), SECURITYPLUS, INC., a Delaware corporation ("SP"), and the shareholders of SecurityPlus, Inc. identified on Exhibit A attached hereto and incorporated by this reference (the
"Shareholders").

                             RECITALS

     WHEREAS, the board of directors and shareholders of SP believe it to be in the best interests of the corporation to merge with Berkshire;

     WHEREAS, the board of directors of Berkshire believes it to be in the best interest of the corporation to merge with SP;

     WHEREAS, to effect such transaction in accordance with Title 8 of the Delaware Corporate Laws Annotated the board of directors and shareholders of SP and the board of directors of Berkshire have approved the transaction (the "Merger") subject to the terms and conditions of this agreement;

     WHEREAS, to effect the Merger, each share of common stock of SP will be converted into fifty (50) shares of common stock of Berkshire upon the terms and subject to the conditions set forth herein;

     WHEREAS, each of the parties hereto desires to make certain representations, warranties, covenants and agreements in connection with the Merger;

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:


                           I. THE MERGER

            1. The Merger. Upon the terms and conditions hereof, and in accordance with the Delaware Revised Statutes (the "DRS") SP shall be merged into Berkshire at the Effective Time. Following the Merger, the separate existence of SP shall cease; Berkshire shall continue as the surviving corporation (the "Surviving Corporation"); and the name of the Surviving Corporation shall be "SECURITYPLUS, INC."

            2. Closing. The closing of the Merger (the "Closing") shall take place at 10:00 a.m., on February 15, 2002 or on any other date agreed to by each of the parties (the "Closing Date"), at the offices of Security Plus, Inc., 155 Beaver Creek Road, Unit 24, Suite 320, Richmond Hill, Ontario or at any other place agreed to by each of the parties.

            3. Effective Time. As soon as practicable on or after the Closing Date, the parties shall file the Articles of Merger with the Secretaries of the State of Delaware. The Merger shall become effective when the Articles of Merger have been duly filed or, if later, as soon as any notice period mandated by any applicable merger statute has elapsed.

            4. Effect of Merger. The Merger shall have the effects set forth in Title 8 of the Delaware Corporation Laws annotated.

            5. Articles of Incorporation. The Articles of
Incorporation of Berkshire, as in effect immediately prior to the Effective time, shall be the Articles of Incorporation of the Surviving Corporation provided, however, the name of the Surviving Corporation shall be changed to SecurityPlus, Inc.

            6. Exchange Provisions. As soon as practicable after the Effective Time, the holder of any outstanding certificate which prior to the Effective Time had represented shares of SP common stock shall, upon surrender to the Surviving Corporation, be entitled to a certificate representing the number of common shares of the Surviving Corporation into which the aggregate number of shares of SP common stock previously represented by such surrendered certificate shall have been converted pursuant to this agreement.

            7. No Registration. The shares of common stock of the Surviving Corporation issued in connection with the Merger shall not be registered under the Securities Act of 1933 and may bear an appropriate legend. Accordingly a transfer, sale, assignment, pledge, hypothecation or other disposition of such shares may be restricted.

               II. EFFECT OF MERGER ON CAPITAL STOCK

            1. SP. As of the Effective Time, by virtue of the Merger, and without any action on the part of any holder of any of the shares of the capital stock of SP, each share of capital stock of SP issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for Fifty (50) hares of common stock of the Surviving Corporation. In the aggregate, Three Million, Seven Hundred and Fifty Thousand (3,750,000) shares shall be issued to the shareholders of SP.

            2. Cancellation of Treasury Stock. Each share of Berkshire capital stock owned by Berkshire and each share of SP capital stock owned by SP shall be automatically cancelled and no shares of the capital stock of the Surviving Corporation shall be issued in exchange.


III. REPRESENTATIONS AND WARRANTIES

  1.   Berkshire.  Berkshire hereby represents and warrants that:

          A. Berkshire is a corporation duly organized and validly existing under the laws of the State of Delaware.

          B. There are Four Million, Two Hundred and Fifty-Five Thousand (4,255,000) shares of common stock issued and outstanding. The outstanding shares of common stock have been duly authorized, validly issued, and fully paid and are non-assessable and are not subject to pre-emptive rights. Except for the outstanding shares of common stock, Berkshire has no securities outstanding. There are no outstanding existing or authorized subscriptions, options, warrants, calls, rights or any other agreements of any character relating to the sale, issuance or voting of any shares of the capital stock of Berkshire .

          C. The board of directors of Berkshire has authorized the execution, delivery and performance of this agreement and the transactions contemplated hereby. This agreement has been duly executed and delivered by Berkshire and is a valid and legally binding obligation of Berkshire, enforceable against Berkshire in accordance with its terms.

          D. The execution, delivery and performance of this agreement and the consummation of the transactions contemplated hereby will not violate any provision of law, the articles of incorporation of Berkshire, the by-laws of Berkshire, or any material agreement applicable to Berkshire. Except for such consents as have already been obtained and copies of which have been provided to the parties hereto, no consents are needed by Berkshire to enter into this agreement and consummate the transactions contemplated hereby.

          E. Berkshire has no subsidiaries and has no ownership, partnership or membership interest in any other entity.

          F. The books and records of Berkshire are open for inspection by the parties hereto. Berkshire is not aware of any event, occurrence, circumstance or liability which is not reflected in such books and records which if reflected reasonably could be viewed as being materially adverse to the financial condition, operations or business prospects of Berkshire .

          G. Berkshire has made all such inspections of the books and records of the parties hereto and made all such inquires to such parties relating to the execution, delivery and performance of this agreement and the consummation of the transaction contemplated hereby as it has deemed necessary for a transaction of this type.

  2.   SP.  SP hereby represents and warrants that:

          A. SP is a corporation duly organized and validly existing under the laws of the State of Delaware.

          B. There are Seventy Five Thousand (75,000) shares of the common stock of SP issued and outstanding and, as far as the records of SP reflect, such shares are owned by the Shareholders in the amounts set forth opposite each of the names of such Shareholders on Exhibit A. Each of the outstanding shares of common stock have been duly authorized, validly issued, and fully paid and are non-assessable and are not subject to pre-emptive rights. Except for the Seventy Five Thousand (75,000) outstanding shares of common stock, and except as disclosed on Schedule III.2B, SP has no securities outstanding. Except as disclosed on Schedule III.2B, there are no outstanding existing or authorized subscriptions, options, warrants, calls, rights or any other agreements of any character relating to the sale, issuance or voting of any shares of the capital stock of SP.

          C. The board of directors and the shareholders of SP have authorized the execution, delivery and performance of this agreement and the transactions contemplated hereby. This agreement has been duly executed and delivered by SP and is a valid and legally binding obligation of SP, enforceable against SP in accordance with its terms.

          D. The execution, delivery and performance of this agreement and the consummation of the transactions contemplated hereby will not violate any provision of law, the articles of incorporation of SP, the by-laws of SP, or any material agreement applicable to SP. Except for such consents as have already been obtained and copies of which have been provided to the parties hereto, no consents are needed by SP to enter into this agreement and consummate the transactions contemplated hereby.

 E. SP has three subsidiaries listed below and other than those subsidiaries has no ownership, partnership or membership interest in any other entity.
      a) MiSecurityPlus, Inc. a corporation formed under the laws of the Province of Ontario, Canada;
b)   MiWatcher, Inc. a Nevada corporation; and
c)   MiBabyWatcher, Inc. a Nevada corporation

          F. The books and records of SP are open for inspection by the parties hereto. SP is not aware of any event, occurrence, circumstance or liability which is not reflected in such books and records which if reflected reasonably could be viewed as being materially adverse to the financial condition, operations or business prospects of SP.

          G. SP has made all such inspections of the books and records of the parties hereto and made all such inquires to such parties relating to the execution, delivery and performance of this agreement and the consummation of the transaction contemplated hereby as it has deemed necessary for a transaction of this type.

                          IV. CONDITIONS

            1. Accuracy of Representations and Warranties. The representations and warranties made by the parties shall have been true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date.

            2. No Material Adverse Change. Between the date hereof and the Closing Date, there shall not have occurred any material adverse change in the condition (financial or otherwise), business or results of operations of Berkshire or SP.

            3. No Injunction. No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby.

                           V. INDEMNITY

            1. Indemnification. Each party hereto (each an "Indemnifying Party'), severally and not jointly, agrees to indemnify, defend and hold harmless each other party hereto and each of such other party's officers, directors, employees, accountants, attorneys and other agents (each an "Indemnified Party") from any and all losses, liabilities, claims, demands, causes of action, suits or expenses (including reasonable attorneys fees) suffered by any such Indemnified Party which shall have arisen out of or relate to any breach by an Indemnifying Party of any representation, warranty, covenant or agreement made by such Indemnifying Party and contained herein.

            2. Survival. The parties hereto agree that the representations, warranties, covenants and agreements contained herein shall survive the Closing and continue to be binding.

                         VI. MISCELLANEOUS

            1. No Assignment. Without the prior written consent of all of the parties hereto, the rights under this agreement shall not be assignable. Any purported assignment that is not in compliance with this section shall be void.

            2. Entire Agreement. This agreement, together with the documents referred to herein, constitutes the entire agreement between the parties and supersedes all prior oral or written agreements.

            3. Amendment, Modification, Abandonment. This agreement may be amended, modified or abandoned only with the written consent of all of the parties hereto.

            4. Notices. Any notice or other communication provided for or allowed hereunder shall be considered to have been validly given if delivered personally, and evidenced by a receipt signed by an authorized agent or addressee, or 72 hours after being deposited in the United States mail, registered or certified, postage prepaid, return receipt requested, or one business day after being sent overnight delivery by Federal Express or other courier service, or, in the case of faxed notice, when faxed, receipt acknowledged, and addressed as provided herein.

          A. If to Berkshire, at:

          The Berkshire Collection, Inc.
          Attention: Sandy Winick
          3266 Yonge Street,
         Suite 1208,
          Toronto, ON M4N 3P6
          Canada
          Telephone: (416) 962-4508

          B.   If to SP, at:

          SecurityPlus, Inc.
          Attention: Howard Klein
          7088 Gillespie Lane
          Mississauga, ON L5W 1O8
          Canada
          Telephone: (905) 565-9191

          D. If to Shareholders, at:

          The addresses set forth opposite the Shareholders names on Exhibit A

            5. Taxes. Each party shall be responsible for the payment of any taxes applicable to it that arise by virtue of the execution, delivery or performance of this agreement or the consummation of the transactions contemplated hereby.


            IN WITNESS WHEREOF, the undersigned have executed this Agreement and
Plan of Merger as of December 1 2001.

               THE BERKSHIRE COLLECTION, INC.

               By: /S/ Sandy Winick
               Name:  Sandy Winick
               Title:    President


               SECURITYPLUS, INC.

               By: /S/ Howard Klein
               Name:  Howard Klein
               Title:    President


               SHAREHOLDERS

               /S/ Howard Klein

               /S/ Kolt Curry

               /S/ Charles Scriberras

               /S/ Allan Gordon

               /S/ Pierre Vella Zarb

               /S/ Cynthis Vella Zarb

               /S/ Ronald Perlman

               /S/ Elizabeth Perlman

               /S/ Roy Murad






                             EXHIBIT A

     SHAREHOLDERS                    ADDRESS
NO. OF SHARES

     Howard Klein                            15,000

     Kolt Curry           38 Cameron Avenue    8,000
                          Toronto, ON

     Charles Scriberras   104 Gothic Avenue         5,000
                          Toronto, ON

     Allan Gordon         7 Magpie Crescent       10,000
                          Toronto, ON

     Pierre Vella Zarb    165 Lisa Crescent       10,000
                          Thornhill, ON

     Cynthia Vella Zarb   165 Lisa Cresent          5,000
                          Thornhill, ON

     Ronald Perlman       50 Jutland Road         10,000
                          Toronto, ON

     Elizabeth Perlman    50 Jutland Road           5,000
                          Toronto, ON

     Roy Murad            225 Sheppard Ave, West    7,000


                          SCHEDULE III.2B
                     (Outstanding Securities)

Common Shares Subscribed                                 75,000


                   AGREEMENT AND PLAN OF MERGER
                               Among
                  THE BERKSHIRE COLLECTION, INC.

                        SECURITYPLUS, INC.
                              and the
                SHAREHOLDERS OF SECURITYPLUS, INC.

Dated as of February 15, 2002







                            EXHIBIT 2.2




                          PLAN OF MERGER
                        SECURITYPLAUS, INC.
                               INTO
                  THE BERKSHIRE COLLECTION, INC.

1. Agreement and Plan of Merger. Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 15, 2002, between SECURITYPLUS, INC. ("SP"), a Delaware corporation and THE BERKSHIRE COLLECTION, INC. ("Berkshire"), a Delaware corporation , copies of which Merger Agreement are on file with the registered offices of SP and Berkshire, and in accordance with title 8 of the Delaware Corporation Laws Annotated SP will be merged with and into Berkshire. Berkshire will change its name to SECURITYPLUS, INC. and will be the surviving corporation.

2. Terms and Conditions. The Merger Agreement provides standard terms and conditions. It is conditioned on:
     (i)  the accuracy of representations and warranties;
(ii) the absence of material adverse changes; and
(iii)     no injunction of the transaction.

3. Conversion of Shares. By virtue of the merger, each share of common stock, $0.01par value per share, of SP will be converted into the right to receive 50 shares of the common stock, $0.001 par value per share, of Berkshire.

4. Articles of Incorporation. The Articles of Incorporation of
Berkshire, as amended to reflect its name change to eye Direct I, Inc. will be the Articles of Incorporation of the surviving corporation.

In witness whereof, the undersigned have executed this Plan of Merger as of February 15, 2002.

THE BERKSHIRE COLLECTION, INC.


By: /S/ Sandy Winick
Name: Sandy, Winick, President

SECURITYPLUS, INC.

By: /S/ Howard Klein
Name:  Howard Klein, President






                            EXHIBIT 2.3





                        CONSENT RESOLUTIONS
       UNANIMOUS CONSENT IN LIEU OF A SPECIAL MEETING OF THE
                       BOARD OF DIRECTORS OF
                        SECURITYPLUS, INC.


            WHEREAS, upon the closing of the transactions contemplated by that certain Agreement and Plan of Merger by and among The Berkshire Collection, Inc. ("Berkshire"), SecurityPlus, Inc. ("SP") and the persons listed on Schedule A thereto (the "Agreement"), SP agreed to merge with Berkshire and each SP shareholder agreed to accept Fifty (50) shares of Berkshire common stock for each common share of SP held at the effective date of the merger. Under the terms of the Agreement and Plan of Merger it was also agreed that Berkshire would be the surviving entity and that Berkshire would change its name to SECURITYPLUS, INC.

            WHEREAS, the board of directors and shareholders of the Corporation believe it to be in the best interests of the Corporation to merge with SP provided that such merger is effected substantially in accordance with that certain Agreement and Plan of Merger (the "Merger Agreement"), that certain Plan of Merger (the "Plan of Merger") and those certain Articles of Merger (the "Articles of Merger"), copies of which documents are attached hereto;


            WHEREAS, the board of directors believes the exchange set forth above represents adequate consideration for the merger;

            NOW, THEREFORE, it is unanimously,

           RESOLVED that Berkshire merge with SP; provided that such merger is effected substantially in accordance with the Merger Agreement; and further

     RESOLVED that each share of common stock held by the shareholders of SP be exchanged for Fifty (50) shares of the common stock of the surviving entity.

            RESOLVED that Sandy Winick, the sole officer and director of the Corporation, acting alone, is hereby authorized and empowered for and on behalf and in the name of the Corporation to enter into, execute and deliver in the name and on behalf of the Corporation the Merger Agreement, the Plan of Merger, and the Articles of Merger, substantially in the form submitted and approved, with such additional, modified or revised terms as may be reasonably determined by such officer to be consistent with the best interests of the shareholders, which determination shall be evidenced by his execution thereof; and further

            RESOLVED that the officers, agents and employees of the Corporation are hereby authorized and empowered to do and perform such other acts and things and to make, execute and deliver, and to file and record, all such instruments and documents on behalf of the Corporation as may be necessary or be deemed by them appropriate to comply with or to evidence compliance with, the terms, conditions or provisions of the Merger Agreement and to carry out the Merger
Agreement and Plan of Merger; and further

            RESOLVED that all acts and things previously or hereafter done or performed by any of the directors or officers of the Corporation which are in conformity with the intents and purposes of these resolutions, including the execution and delivery of the Merger Agreement, the Plan of Merger and the Articles of Merger, and the consummation of the transactions contemplated thereby, shall be and the same are hereby in all respects ratified, confirmed and approved.

            IN WITNESS WHEREOF, the undersigned have executed this consent as of the 15th day of February, 2002.


BOARD OF DIRECTORS

/S/ Sandy Winick
      Sandy Winick, President and Director
UNANIMOUS CONSENT IN LIEU OF A SPECIAL MEETING OF THE
                       BOARD OF DIRECTORS OF
                        SECURITYPLUS, INC.


            WHEREAS, upon the closing of the transactions contemplated by that certain Agreement and Plan of Merger by and among SecurityPlus, Inc. ("SP"), The Berkshire Collection, Inc. ("Berkshire") and the persons listed on Schedule A thereto (the "Agreement"), SP agreed to merge with Berkshire and each SP shareholder agreed to accept Fifty shares of Berkshire for each common share of SP held at the effective date of the merger. Under the terms of the Agreement and Plan of Merger it was also agreed that Berkshire would be the surviving entity and that Berkshire would change its name to SECURITYPLUS, INC.

            WHEREAS, the board of directors and shareholders of the Corporation believe it to be in the best interests of the Corporation to merge with Berkshire, provided that such merger is effected substantially in accordance with that certain Agreement and Plan of Merger (the "Merger Agreement"), that certain Plan of Merger (the "Plan of Merger") and those certain Articles of Merger (the "Articles of Merger"), copies of which documents are attached hereto;


            WHEREAS, the board of directors believes the exchange set forth above represents adequate consideration for the merger;

            NOW, THEREFORE, it is unanimously,

           RESOLVED that SP merge with Berkshire; provided that such merger is effected substantially in accordance with the Merger Agreement; and further

     RESOLVED that each share of common stock held by the shareholders of SP be exchanged for Fifty (50) shares of the common stock of the surviving entity.

            RESOLVED that Howard Klein, an officer of the Corporation, acting alone, is hereby authorized and empowered for and on behalf and in the name of the Corporation to enter into, execute and deliver in the name and on behalf of the Corporation the Merger Agreement, the Plan of Merger, and the Articles of Merger, substantially in the form submitted and approved, with such additional, modified or revised terms as may be reasonably determined by such officer to be consistent with the best interests of the shareholders, which determination shall be evidenced by his execution thereof; and further

            RESOLVED that the officers, agents and employees of the Corporation are hereby authorized and empowered to do and perform such other acts and things and to make, execute and deliver, and to file and record, all such instruments and documents on behalf of the Corporation as may be necessary or be deemed by them appropriate to comply with or to evidence compliance with, the terms, conditions or provisions of the Merger Agreement and to carry out the Merger
Agreement and Plan of Merger; and further

            RESOLVED that all acts and things previously or hereafter done or performed by any of the directors or officers of the Corporation which are in conformity with the intents and purposes of these resolutions, including the execution and delivery of the Merger Agreement, the Plan of Merger and the Articles of Merger, and the consummation of the transactions contemplated thereby, shall be and the same are hereby in all respects ratified, confirmed and approved.

            IN WITNESS WHEREOF, the undersigned have executed this consent as of the 15th day of February, 2002.

BOARD OF DIRECTORS

/S/ Howard Klein
     Howard Klein, President and Director






































                            EXHIBIT 3.3




                       CORPORATE RESOLUTION


                  THE BERKSHIRE COLLECTION, INC.
                       DIRECTORS' RESOLUTION


                                                  February 12,
                              2002

On this date, the Board of Directors of The Berkshire Collection,
Inc., notice of meeting being waived, held a director's meeting via telephone and passed the following resolution:

RESOLVED:

     That the issued and outstanding capital stock of the corporation be forward split on a five to one (5 - 1) basis increasing the outstanding common shares from 851,000 to 4,255,000.

The resolution was passed unanimously.

/S/ Sandy Winick, President, Secretary and Director
     Sandy Winick





                            EXHIBIT 3.2





                        ARTICLES OF MERGER

                        SECURITYPLUS, INC.
                     (A DELAWARE CORPORATION)
                               INTO
                   THE BERKSHIRE COLLECTION INC.
                     (A DELAWARE CORPORATION)


  1.   Plan of Merger.
  Filed simultaneously with these articles of merger is the plan of merger which has been duly adopted by SecurityPlus, Inc. a Delaware corporation (the "Non-Surviving Corporation"), and The
  Berkshire Collection Inc., a Delaware corporation (the
  "Surviving Corporation").

  2.   Name; Place of Business.
  The name of the Surviving Corporation will be , and its
  principal place of business will be 155           Beaver Creek
  Road, Unit 24, Suite 320, Richmond Hill, ON L4B 2N1.

  3. Statutory Agent. The name and address of the statutory agent
  for the service of process for the       Surviving Corporation
  is: The Company Corporation, 2711 Centerville Road, Suite 400,
  Wilmington, Delaware 19808.

 4. Amendments to Articles of Incorporation. The plan of merger
 specifies that the articles of         incorporation will be
 amended to change the name of The Berkshire Collection, Inc. to SecurityPlus, Inc. The plan of merger contains no other amendments to the articles of incorporation of the Surviving Corporation.

 Accordingly, Article One of the Restated Articles of
 Incorporation of The Berkshire Collection, Inc. is amended as follows: the name of the corporation is changed from "The
 Berkshire Collection, Inc." to "SecurityPlus, Inc."

 5. Shareholder Votes.
 Pursuant to Title 8 of the Delaware Corporation Laws Annotated approval of the shareholders of the Non-Surviving Corporation was required. The Non-Surviving Corporation had only one voting group entitled to vote on the merger. Approval of the shareholders of the Surviving Corporation was not required. However, each of the holders of the voting securities of the Surviving Corporation outstanding immediately prior to the merger has consented to the merger, including the amendment to the articles of incorporation of the Surviving Corporation referenced in Section 4 above, by its execution of the Agreement and Plan of Merger.

 With respect to SecurityPlus, Inc. the voting group consisted of Seventy-five Thousand (75,000) outstanding shares of common stock, no par value per share. Each of the shareholders of SecurityPlus, Inc. approved the merger by written consent in lieu of a shareholder meeting pursuant to Title 8 of the Delaware Corporation Laws Annotated. The written consent was sufficient for approval of the voting group.

 6. Effective Time.
 The merger shall be effective upon the filing of these Articles of Merger. Such date and time complies with the merger statutes of the State of Delaware.

These Articles of Merger are dated this 15th day of February, 2002.


SECURITYPLUS, INC. (Formerly The Berkshire Collection, Inc.)

By: /S/ Howard Klein, President

By: /S/ Sandy Winick, Secretary/Treasurer